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             Chase Manhattan Credit Card Master Trust Series 1996-3

                               February 15, 2001
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                                   EXHIBIT C
                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.

                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3
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                               For the Distribution Date                                           02/15/01

                               For the Monthly Period                                                    56

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1,
1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the
Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the
Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3
Class A Certificates and Series 1996-3 Class B Certificates during the previous
month.                                                                                             02/15/01

The information which is required to be prepared with respect to the                          January, 2001
Distribution Date and with respect to the performance of the Trust during the
month (the Monthly Period) is set forth below.                                                           56

Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.     INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND
       CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
       CERTIFICATE PRINCIPAL AMOUNT)
       A)  The total amount of the distribution to Series 1996-3 Certificateholders                02/15/01
           on per $1,000 original certificate principal amount
           (1) Class A Certificateholders                                                          5.866667
           (2) Class B Certificateholders                                                          6.008333

       B)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
           (1) Class A Certificateholders                                                          0.000000
           (2) Class B Certificateholders                                                          0.000000

       C)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
           (1) Class A Certificateholders                                                          5.866667
           (2) Class B Certificateholders                                                          6.008333


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II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST
       A)    Collections
             (1)   The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3
                   Certificates was equal to                                                 150,936,781.59

             (2)   The Payment Rate with respect to the preceding Monthly Period was
                   equal to                                                                          14.16%

                   The monthly payment rate for the 2nd preceding Monthly                                55
                   Period was equal to                                                               13.07%

                   The monthly payment rate for the 3rd preceding Monthly                                54
                   Period was equal to                                                               13.09%

             (3)a. The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were
                   allocated in respect of the Series 1996-3 Certificates                    142,895,222.65

             (3)b. The aggregate amount of Investor Defaults treated as Available
                   Principal Collections prusuant to sections 4.08 a.(iii),
                   4.10 (b),(e),(l)                                                            2,115,375.68

             (4)   The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were
                   allocated in respect of the Series 1996-3 Certificates                      8,041,558.94

       B)    Deficit Controlled Amortization Amount                                                    0.00

       C)    Principal Receivables in the Trust and Allocation Percentages
             (1)   The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (represented by the
                   Seller Interest, the Investor Interest of Series 1996-3, and
                   the Investor Interest of all other outstanding Series)                  2,742,722,246.67

             (2)   The Investor Interest as of the last day of the preceding
                   Monthly Period

                   (a) Investor Interest                                                   1,032,549,435.53
                   (b) Class A Investor Interest                                             957,220,000.00
                   (c) Class B Investor Interest                                              42,780,000.00
                   (d) Collateral Interest                                                    32,549,435.53

             (3)   The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables set
                   forth in paragraph C(1) above                                                   37.6469%

             (4)   The Class A Investor Interest set forth in paragraph C(2)(b)
                   above as a percentage of the aggregate amount of Principal
                   Receivables set forth in paragraph C(1) above                                   34.9004%

             (5)   The Class B Investor Interest set forth in paragraph C(2)(c)
                   above as a percentage of the aggregate amount of Principal
                   Receivables set forth in paragraph C(1) above                                    1.5598%

             (6)   The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                   set forth in paragraph C(1) above                                              1.186757%

             (7)   The Class A Floating Percentage                                                 84.9570%

             (8)   The Class B Floating Percentage                                                  8.5430%

             (9)   The Class B Principal Percentage                                                 3.9999%

             (10)  The Collateral Floating Percentage                                               6.5000%

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            (11) The Collateral Principal Percentage                                                6.5001%

            (12) The Floating Allocation Percentage                                                17.7572%

            (13) The Principal Allocation Percentage                                               37.9257%

       D)    Portfolio Yield and Base Rate
             (1) The annualized Portfolio Yield for the preceding Monthly Period
                 was equal to                                                                        13.00%

                 The annualized portfolio yield for the 2nd preceding Monthly                            55
                 Period was equal to                                                                 14.24%

                 The annualized portfolio yield for the 3rd preceding Monthly                            54
                 Period was equal to                                                                 15.30%

                 The three month average Portfolio Yield was equal to                                14.18%

             (2) Base Rate for the preceding Monthly Period was equal to                              8.06%

                 The Base Rate for the 2nd preceding Monthly                                             55
                 Period was equal to                                                                  8.32%

                 The Base Rate for the 3rd preceding Monthly                                             54
                 Period was equal to                                                                  8.54%

       E)    Delinquent Balances
             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding
             Monthly Period:

             Up to 29 Days
             Aggregate Account Balance                                                       126,083,527.59
             As a Percentage of Receiveables                                                          4.38%

             (2) 30 - 59 Days
             Aggregate Account Balance                                                        40,060,484.58
             As a Percentage of Receiveables                                                          1.39%

             (3) 60 - 89 Days
             Aggregate Account Balance                                                        32,623,681.16
             As a Percentage of Receiveables                                                          1.13%

             (4) 90 or More Days
             Aggregate Account Balance                                                        66,056,487.30
             As a Percentage of Receiveables                                                          2.29%

             Total
             Aggregate Account Balance                                                       264,824,180.63
             As a Percentage of Receiveables                                                          9.20%

       F)    Investor Default Amount
             (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding Monthly Period allocable to the
                 Investor Interest less Recoveries allocable to the Investor
                 Interest (the Series 1996-3 Aggregate Investor Default Amount)                2,115,375.68

             (2) The portion of the series 1996-3 Aggregate Investor Default
                 Amount allocable to the Class A Investor Interest (the Class A
                 Investor Default Amount)                                                      1,797,159.61
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             (3)  The portion of the Series 1996-3 Aggregate Investor Default Amount
                  allocable to the Class B Investor Interest (the Class B Investor
                  Default Amount)                                                                180,716.66

             (4)  The portion of the Series 1996-3 Aggregate Investor Default Amount
                  allocable to the Collateral Investor Interest (the Collateral
                  Investor Default Amount)                                                       137,499.42

             (5)  The annualized investor default percentage (Series 1996-3 Aggregate
                  Investor Default Amount/Investor Interest) x 12 for the preceding
                  Monthly Period was equal to                                                         2.46%

                  The annualized investor default % for (the 2nd preceding Monthly Period), the          55
                  Monthly Period, was equal to                                                        3.58%

                  The annualized investor default % for (the 3rd preceding Monthly Period), the          54
                  Monthly Period, was equal to                                                        3.52%

       G)    Investor Charge Offs
             (1)  The aggregate amount of Class A Investor Charge-Offs for the preceding
                  Monthly Period                                                                       0.00

             (2)  The aggregate amount of Class A Investor Charge Off per $1,000 original
                  Certificate Principal Amount                                                         0.00

             (3)  The aggregate amount of Class A Investor Charge-Offs reimbursed on the
                  Transfer Date immediately preceding the Distribution Date                            0.00

             (4)  The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                  G(2) above, per $1,000 original Class A Certificate principal amount                 0.00

             (5)  The aggregate amount of Class B Investor Charge-Offs for such
                  Monthly Period                                                                       0.00

             (6)  The aggregate amount of Class B Investor Charge Off per $1,000 original
                  Certificate Principal Amount                                                         0.00

             (7)  The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                  Transfer Date immediately preceding such Distribution Date                           0.00

             (8)  The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                  G(6) above, per $1,000 original Class B Certificate principal amount                 0.00

             (9)  The aggregate amount of Investor Charge-Offs                                         0.00

             (10) The aggregate Investor Charge Off per $1,000 Original Certificate
                  Principal Amount                                                                     0.00

             (11) The aggregate amount of reimbursed Investor Charge-Offs                              0.00

             (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                  G(9) above, per $1,000 original Investor principal amount                            0.00

       H)    Shared Excess Finance Charge Collection
             The aggregate amount of shared Excess Finance Charge Collections during the
             preceding Monthly Period which were allocated to the Series 1996-3 Certificates           0.00

       I)    Shared Principal Collections
             The aggregate amount of Shared Principal Collections during the preceding
             Monthly Period allocated to the Series 1996-3 Certificates                                0.00

       J)    Reallocated Principal Collections
             (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class A
                 Required Amount for any Monthly Period                                                0.00

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             (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
                 Required Amount                                                                       0.00

       K)    Monthly Investor Servicing Fee
             (1) The amount of the Monthly Investor Servicing Fee payable by the Trust to
                 the Servicer for the preceding Monthly Period                                   897,195.98

             (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for
                 the preceding Monthly Period                                                   762,230.74

             (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to
                 the Servicer for the preceding Monthly Period                                    76,647.50

             (4) The amount of the Collateral Monthly Servicing Fee payable by the Trust to
                 the Servicer for the preceding Monthly Period                                    58,317.74

       L)    Collateral Interest
             (1) The Available Collateral Interest, as of the close of Transfer Date
                 for the preceding Monthly Period was equal to                                32,549,435.53

       M)    Required Collateral Interest
             (1) The Required Collateral interest as of the Transfer Date for the
                 preceding Monthly Period was equal to                                        32,085,593.58

III. THE POOL FACTOR
       A)    The Pool Factor for the Record Date for the distribution to be made on the
             Distribution date(which represents the ratio of the amount of the Investor
             Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original
             denomination of the Certificateholders Certificate by the Pool Factor.              0.96499907

                             THE CHASE MANHATTAN BANK USA, N.A.
                             Servicer


                             By:_________________________
                             Name: Patricia Garvey
                             Title: Vice President


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